UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ARCONIC INC.
(Name of Registrant as Specified in Its Charter)

ELLIOTT ASSOCIATES, L.P.

ELLIOTT INTERNATIONAL, L.P.

PAUL E. SINGER

ELLIOTT CAPITAL ADVISORS, L.P.

ELLIOTT SPECIAL GP, LLC

BRAXTON ASSOCIATES, INC.

ELLIOTT ASSET MANAGEMENT LLC

ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.

HAMBLEDON, INC.

ELLIOTT MANAGEMENT CORPORATION

THE LIVERPOOL LIMITED PARTNERSHIP

LIVERPOOL ASSOCIATES LTD.

LARRY A. LAWSON

CHRISTOPHER L. AYERS

ELMER L. DOTY

BERND F. KESSLER

PATRICE E. MERRIN

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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2017 ANNUAL MEETING OF SHAREHOLDERS

OF

ARCONIC INC.

SUPPLEMENT DATED MAY 9, 2017 TO THE PROXY STATEMENT OF ELLIOTT ASSOCIATES, L.P. ELLIOTT INTERNATIONAL, L.P. DATED MARCH 9, 2017

PLEASE SIGN, DATE AND MAIL THE BLUE PROXY CARD TODAY

Elliott Associates, L.P. and Elliott International, L.P., together with the other participants in this solicitation (collectively, “Elliott”), are making this proxy statement supplement and accompanying BLUE proxy card available to holders of common stock, par value $1.00 per share (“Common Stock”), of Arconic Inc., a Pennsylvania corporation (“Arconic” or the “Company”), in connection with the solicitation of proxies in connection with the Company’s 2017 annual meeting of shareholders scheduled to be held on Thursday, May 25, 2017, at 9:00 a.m., Eastern Time, at The Performing Arts Center, Purchase College, SUNY, 735 Anderson Hill Road, Purchase, New York 10577 (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of shareholders held in lieu thereof, the “2017 Annual Meeting”).

On May 4, 2017, the Company announced that it has postponed the 2017 Annual Meeting to May 25, 2017. The Company also announced that it has revised its slate of director nominees for election to its Board of Directors (the “Board”) at the 2017 Annual Meeting to reflect the withdrawal of the Board’s nominations of former Chairman and CEO Klaus Kleinfeld and former director Ratan T. Tata, and the Board’s nomination of replacement candidates James F. Albaugh and General Janet C. Wolfenbarger (U.S. Air Force, retired).

We view these developments as a continuation of the Board’s efforts to prevent real change at Arconic. The events of the past two months – the belated revelation of Arconic’s voting agreement with the seller of Firth Rixson, the voluntary triggering of an old-fashioned “poison put,” the obstinate defense of Klaus Kleinfeld up until his departure became inevitable as a result of bizarre and potentially criminal conduct, the rigid continued adherence to Dr. Kleinfeld’s failed policies even after his departure, and now the delay of the 2017 Annual Meeting – have only served to confirm our belief that real change is urgently needed at Arconic.

We continue to seek your support at the 2017 Annual Meeting to elect four highly-qualified and independent director nominees, Christopher L. Ayers, Elmer L Doty, Bernd F. Kessler and Patrice E. Merrin (collectively, the “Nominees”), to the Board. We are seeking to change a minority of the Board. We are soliciting proxies to elect not only our four Nominees, but also the candidate who has been nominated by the Company other than Messrs. Hess and Albaugh, Ms. Alving and General Wolfenbarger. This gives shareholders the ability to vote for the total number of directors up for election at the 2017 Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s definitive proxy statement, as supplemented. There is no assurance that any of the Company’s nominees will serve as directors if our nominees are elected.

IMPORTANTLY, IF YOU HAVE ALREADY SUBMITTED A BLUE PROXY CARD AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION. You should DISREGARD AND DISCARD any WHITE proxy card you receive from the Company.

On May 4, 2017, the Company filed a supplement to its definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2017, to reflect these developments and to make additional required disclosures. Elliott is supplementing its definitive proxy statement for the 2017 Annual Meeting, filed with the SEC on March 9, 2017, as supplemented on March 24, 2017 (as supplemented, our “Proxy Statement”), to update our Proxy Statement based on the information about the 2017 Annual Meeting and the Company’s nominees included in the Company’s supplement to its definitive proxy statement.

IMPORTANTLY, IF YOU HAVE ALREADY SUBMITTED A BLUE PROXY CARD AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION. You should DISREGARD AND DISCARD any WHITE proxy card you receive from the Company.

Schedule II of our Proxy Statement is hereby supplemented as attached hereto to reflect updated information included in the Company’s supplement to its definitive proxy statement.

For details regarding the qualifications of our Nominees as well as our reasons for making this solicitation, please see our Proxy Statement. If you need another copy of our Proxy Statement or this supplement, please contact Okapi Partners LLC, which is assisting Elliott with its effort to solicit proxies, at the address and toll-free number set forth on the back cover of this supplement.

This supplement is dated May 9, 2017, and is first being furnished to shareholders of the Company on or about May 9, 2017. This supplement should be read in conjunction with our Proxy Statement.

All BLUE proxy cards that have been submitted in connection with our prior mailings to shareholders of a proxy card remain valid and will be voted at the 2017 Annual Meeting as marked.

THEREFORE, IF YOU HAVE SUBMITTED A BLUE PROXY CARD AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION. You should DISREGARD AND DISCARD any WHITE proxy card you receive from the Company.

THIS SOLICITATION IS BEING MADE BY ELLIOTT AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

PLEASE SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES. YOU SHOULD DISREGARD AND DISCARD, AND NOT VOTE, ANY WHITE PROXY CARD YOU RECEIVE FROM THE COMPANY.

THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. IF YOU HAVE ALREADY SENT A WHITE PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN OUR PROXY STATEMENT BY SIGNING, DATING AND RETURNING A BLUE PROXY CARD. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE 2017 ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE 2017 ANNUAL MEETING OR BY VOTING IN PERSON AT THE 2017 ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting:
The proxy materials are available at

www.NewArconic.com

IMPORTANTLY, IF YOU HAVE ALREADY SUBMITTED A BLUE PROXY CARD AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION. You should DISREGARD AND DISCARD any WHITE proxy card you receive from the Company.

 SCHEDULE II

The following table is reprinted from the supplement to the definitive proxy statement filed by Arconic Inc. with the Securities and Exchange Commission on May 4, 2017.

Stock Ownership of Directors and Executive Officers

The following table shows the ownership of Arconic common stock, as of April 21, 2017, by each director, each director nominee, each of the named executive officers, and all directors and executive officers (serving as of April 21, 2017) as a group.

Name of Beneficial Owner	Shares of Common Stock[1]		Deferred Share Units[2]	Deferred Restricted Stock Units[3]	Total
Directors
James F. Albaugh	—		—	—	—
Amy E. Alving	—		—	3,112	3,112
Arthur D. Collins, Jr.	16,666		66,530	4,438	87,634
Rajiv L. Gupta	—		—	3,112	3,112
David P. Hess*	10,481	[4]	—	711	11,192
Sean O. Mahoney	—		7,234	3,112	10,346
E. Stanley O’Neal	—		45,763	4,353	50,116
John Plant	10,000	[5]	3,557	3,112	16,669
L. Rafael Reif	—		9,361	4,249	13,610
Julie G. Richardson	—		—	3,112	3,112
Patricia F. Russo	3,333	[6]	31,867	3,301	38,501
Ulrich R. Schmidt	3,333		3,376	3,112	9,821
Janet C. Wolfenbarger	—		—	—	—
Named Executive Officers
Kenneth J. Giocobbe	18,637		—	—	18,637
Klaus Kleinfeld	2,298,334		12,788	—	2,311,122
William F. Oplinger	526		315	—	841
Christoph Kollatz	—		—	—	0
Kay H. Meggers	282,871		283	—	283,154
Karl Tragl	—		—	—	0
Olivier Jarrault	141,984		—	—	141,984
Audrey Strauss	237,217		1,048	—	238,265
All Directors and Executive Officers as a Group (20 individuals)	454,416		184,804	40,645	679,865

* Also serves as interim Chief Executive Officer

1	This column shows beneficial ownership of Arconic common stock as calculated under SEC rules. Unless otherwise noted, each director and named executive officer has sole voting and investment power over the shares of Arconic common stock reported. None of the shares are subject to pledge. This column includes shares held of record, shares held by a bank, broker or nominee for the person’s account, shares held through family trust arrangements, and for executive officers, share equivalent units held in the Arconic Retirement Savings Plan which confer voting rights through the plan trustee with respect to shares of Arconic common stock. This column also includes shares of Arconic common stock that may be acquired under employee stock options that are exercisable as of April 21, 2017 or will become exercisable within 60 days after April 21, 2017 as follows: Mr. Kleinfeld (1,657,527); Mr. Giacobbe (5,040); Mr. Meggers (194,696); Mr. Jarrault (60,382); and Ms. Strauss (172,622); and all executive officers as a group (254,700). No awards of stock options have been made to non-employee directors. As of April 21, 2017, individual directors and executive officers, as well as all directors and executive officers as a group, beneficially owned less than 1% of the outstanding shares of common stock.
2	This column lists (i) for executive officers, deferred share equivalent units held under the Arconic Deferred Compensation Plan, and (ii) for directors, deferred share equivalent units held under the Amended and Restated Deferred Fee Plan for Directors and the Deferred Fee Plan for Directors (in effect before 2005). Each deferred share equivalent unit tracks the economic performance of one share of Arconic common stock and is fully vested upon grant, but does not have voting rights.

3	This column lists deferred restricted share units issued under the 2013 Arconic Stock Incentive Plan. Each deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Arconic common stock upon settlement and, in the case of annual deferred restricted share units, subject to continued service through the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control). Deferred restricted share units granted in lieu of cash compensation pursuant to a director’s deferral election are fully vested at grant. Deferred restricted share units do not accrue dividend equivalents.
4	Includes (i) 3,866 shares held in a revocable trust of which Mr. Hess and his spouse are trustees and beneficiaries; and (ii) 2,666 shares held in a charitable remainder Unitrust, of which Mr. Hess and his spouse are trustees and beneficiaries.
5	Held by a trust of which Mr. Plant is the trustee and a beneficiary.
6	Held by a trust of which Ms. Russo is the trustee and a beneficiary.

IMPORTANT

Your vote is important, no matter how many or how few shares of Common Stock you own. Please sign, date, and return the BLUE proxy card today to vote FOR the election of the Nominees and in accordance with Elliott’s recommendations on the other proposals on the agenda for the 2017 Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the BLUE proxy card and return it to Elliott, c/o Okapi Partners LLC (“Okapi Partners”).
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the voting form.

Since only your latest dated proxy card will count, you should DISREGARD AND DISCARD, and NOT vote, any WHITE proxy card you receive from the Company. Even if you return the WHITE management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our four Nominees only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

Okapi Partners is assisting Elliott with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Call Toll-Free at: (877) 869-0171

E-mail: info@okapipartners.com

BLUE PROXY CARD

Arconic Inc.

2017 ANNUAL MEETING OF shareHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF

ELLIOTT ASSOCIATES, L.P.
ELLIOTT INTERNATIONAL, L.P.

THE BOARD OF DIRECTORS OF Arconic Inc.

IS NOT SOLICITING THIS PROXY

P            R            O            X            Y

The undersigned appoints Geoffrey Sorbello, Austin Camporin and Steve Wolosky, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Arconic Inc., a Pennsylvania corporation (the “Company”), which the undersigned would be entitled to vote if personally present at the 2017 annual meeting of shareholders of the Company to be held on Thursday, May 25, 2017, at 9:00 a.m., Eastern Time, at The Performing Arts Center, Purchase College, SUNY, 735 Anderson Hill Road, Purchase, New York 10577 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the solicitation of proxies for the Annual Meeting by Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”).

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

 [X] Please mark vote as in this example

elliott STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1. elliott ALSO RECOMMEDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2, PROPOSAL 5, PROPOSAL 6, PROPOSAL 7, PROPOSAL 8, AND PROPOSAL 9, AND “1 YEAR” WITH RESPECT TO PROPOSAL 4. elliott MAKES NO RECOMMENDATiON WITH RESPECT TO PROPOSAL 3.

1.	Elliott’s proposal to elect Christopher L. Ayers, Elmer L Doty, Bernd F. Kessler and Patrice E. Merrin to the Company’s Board of Directors to serve three-year terms expiring at the 2020 Annual Meeting of Shareholders, or until their respective successors are duly elected and qualified.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Christopher L. Ayers Elmer L Doty Bernd F. Kessler Patrice E. Merrin	[ ]	[ ]	[ ] ________________ ________________

Elliott intends to use this proxy to vote (i) “for” Messrs. AYERS, Doty, and Kessler, and Ms. Merrin, and (ii) “for” the candidate who has been nominated by the Company other than Messrs. Hess and Albaugh, Ms. Alving and General Wolfenbarger, FOR WHOM elliott IS NOT SEEKING AUTHORITY to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the Company’s nominees will serve as directors if our nominees are elected.

NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW” BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

__________________________________________________________

2.	Company’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017.
☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Company’s proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers.
☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Company’s proposal to approve, on an advisory basis, the frequency of the executive compensation vote.
☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

5.	Company’s proposal to amend the Articles of Incorporation to eliminate supermajority voting requirement in the Articles of Incorporation regarding amending Article SEVENTH (Fair Price Protection).
☐ FOR	☐ AGAINST	☐ ABSTAIN

6.	Company’s proposal to amend the Articles of Incorporation to eliminate supermajority voting requirement in the Articles of Incorporation regarding amending Article EIGHTH (Director Elections).
☐ FOR	☐ AGAINST	☐ ABSTAIN

7.	Company’s proposal to amend the Articles of Incorporation to eliminate supermajority voting requirement in Article EIGHTH of the Articles of Incorporation relating to the removal of directors.
☐ FOR	☐ AGAINST	☐ ABSTAIN

8.	Company’s proposal to amend the Articles of Incorporation to eliminate the classification of the Board of Directors.
☐ FOR	☐ AGAINST	☐ ABSTAIN

9.	Shareholder proposal regarding elimination of supermajority provisions.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.